SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                              CFS BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                        [CFS BANCSHARES, INC. LETTERHEAD]




                                December 21, 2001




Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of CFS Bancshares, Inc. for the fiscal year ended September 30, 2001, to be held adjacent to the main office of Citizens Federal Savings Bank in the second floor auditorium at 300 18th Street North, Birmingham, Alabama, on Thursday, January 24, 2002, at 2:00 p.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. At the Annual Meeting, stockholders will consider and vote on the election of three directors.

     During the Annual Meeting, we will also report on the operations of the Company. Directors and Officers of the Company as well as a representative of KPMG LLP will be present to respond to any questions that stockholders may have.

     Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                Sincerely,

                                /s/ Bunny Stokes, Jr.


                                Bunny Stokes, Jr.
                                Chairman of the Board and
                                Chief Executive Officer

                              CFS BANCSHARES, INC.
                             1700 THIRD AVENUE NORTH
                            BIRMINGHAM, ALABAMA 35203
                                 (205) 328-2041

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 24, 2002

--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of CFS Bancshares, Inc. (the "Company") will be held adjacent to the main office of Citizens Federal Savings Bank in the second floor auditorium at 300 18th Street North, Birmingham, Alabama, on Thursday, January 24, 2002, at 2:00 p.m., local time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of three directors of the Company;

          2. The approval of the CFS Bancshares, Inc. 2001 Stock Option and Incentive Plan; and

          3. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 10, 2001, as the record date for determination of the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ W. Kent McGriff

                                   W. KENT MCGRIFF
                                   SECRETARY

Birmingham, Alabama
December 21, 2001


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              CFS BANCSHARES, INC.
                             1700 THIRD AVENUE NORTH
                            BIRMINGHAM, ALABAMA 35203
                                 (205) 328-2041
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 24, 2002

--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CFS Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (hereinafter called the "Annual Meeting") which will be held adjacent to the main office of Citizens Federal Savings Bank (the "Bank") in the second floor auditorium at 300 18th Street North, Birmingham, Alabama, on Thursday, January 24, 2002, at 2:00 p.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about December 21, 2001.


--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, mailed or delivered to the above address, or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be
                           -----------------------------------------------------
voted for the  nominees for director set forth below and for the approval of the
--------------------------------------------------------------------------------
2001 Stock Option and Incentive Plan. The proxy confers discretionary  authority
------------------------------------
on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Stockholders of record as of the close of business on December 10, 2001 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, the Company had 139,220 shares of common stock, $.01 par value (the "Common Stock") issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is required for a quorum at the Annual Meeting.

     The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by all holders of more than 5% of the Company's stock and by all officers and directors of the Company as a group. Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports, management knows of no persons, other than those set forth below, who owned more than 5% of the Company's outstanding shares of Common Stock as of the Record Date.

                                            AMOUNT AND NATURE                PERCENT OF SHARES
NAME AND ADDRESS                              OF BENEFICIAL                   OF COMMON STOCK
OF BENEFICIAL OWNER                           OWNERSHIP(1)                      OUTSTANDING
-------------------                         -----------------                -----------------

Citizens Federal Savings Bank Employee            30,790                          22.12%
  Stock Ownership Plan ("ESOP")
1700 Third Avenue North
Birmingham, Alabama 35203

State Farm Insurance Co.                          12,999                           9.34%
1 State Farm Plaza
Bloomington, Illinois  61701

James W. Coleman                                  11,600                           8.33%
Route 1 Box 287
Sawyerville, Alabama  36776

Bunny Stokes, Jr.                                 25,282  (2)                     18.16%
1700 Third Avenue North
Birmingham, Alabama  35203

All Directors, Nominees and Officers              48,855  (3)                     35.09%
 as a  Group (7 Persons)

--------------------
(1) All shares are owned directly by the named individuals or by their spouses and minor children, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) Includes 4,974 shares owned by the ESOP which have been allocated to the account of Mr. Stokes.
(3) Includes 9,023 shares allocated to ESOP accounts of executive officers. Does not include 2,398 shares owned by directors of the Bank who are not directors of the Company and 3,384 unallocated ESOP shares which are voted by the Bank's ESOP Committee, consisting of Bank Directors Lett, Greene and Woolfolk.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is presently composed of four members, approximately one-third of whom are to be elected annually in accordance with the Bylaws of the Company. Effective as of the date of the Annual Meeting, the Board will be expanded to six members. The Board of Directors has nominated Bunny Stokes, Jr., a current director, and Dr. Ross E. Gardner, a current director of the Bank, to serve as directors for a three-year term and has nominated Executive Vice President Cynthia N. Day to serve as a director for a one-year term. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board knows of no reason why any of the nominees might be unavailable to serve. Pursuant to the Company's Certificate of Incorporation, stockholders are not entitled to cumulate their votes for the election of directors.

     The following table sets forth for each nominee and each director continuing in office, his or her name, age (as of September 30, 2001), principal occupation(s) during the past five years, the year he or she first became a director of the Bank (predecessor to the Company) and the number and percentage of shares of the Common Stock beneficially owned as of the Record Date. All persons, other than Ms. Day and Dr. Gardner were appointed as directors in January 1998 in connection with the incorporation of the Company. Each director of the Company is also a member of the Board of Directors of the Bank.

                                                                                                    SHARES OF
                                                                                                  COMMON STOCK
                                                                                                  BENEFICIALLY
                      AGE AT                                         FIRST ELECTED  CURRENT         OWNED AT       PERCENT
                     SEPTEMBER                                        DIRECTOR OF     TERM         THE RECORD        OF
NAME                 30, 2001    PRINCIPAL OCCUPATION (1)              THE BANK     TO EXPIRE       DATE (2)        CLASS
----                 --------    ------------------------              --------     ---------      ----------       -----

                                                BOARD NOMINEES FOR TERM TO EXPIRE IN 2005

Bunny Stokes, Jr.      56    Chairman of the Board of the Bank           1989         2002          25,282  (3)    18.16%
                             since March 1996; President of the
                             Bank since February 1990.

Dr. Ross E. Gardner    50    Private medical practice in Birmingham,     1999          NA            6,166          4.43
                             Alabama; Board certified Otolaryngologist.

                                               BOARD NOMINEE FOR A TERM TO EXPIRE IN 2003

Cynthia N. Day         36    Executive Vice President of the Bank         NA           NA            1,554  (4)     1.12%
                             since 1993.

                                                    DIRECTORS CONTINUING IN OFFICE

Odessa Woolfolk        66    Private consultant and lecturer.            1990         2003             100          0.07%

James W. Coleman       60    Private Consultant; Until September 2000,   1994         2004          11,600          8.33%
                             Executive Director, West Alabama Health
                             Services, Inc., Eutaw, Alabama.

Rev. John T. Porter    68    Pastor Emeritus, Sixth Avenue Baptist       1986         2004             100          0.07%
                             Church.

-------------
(1) Nominees and directors have held these vocations or positions for at least five years unless otherwise noted. Businesses are located in Birmingham, Alabama unless otherwise noted.
(2) Unless otherwise noted, includes certain shares owned by corporations or foundations in which the director is an officer or major stockholder, or by spouses, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power. Also includes shares held in retirement accounts or funds for the benefit of the listed individuals. Does not include 30,970 shares owned by the Bank's ESOP, over which shares the ESOP Committee, consisting of Bank Directors Lett, Greene and Woolfolk, exercises partial voting and investment power.
(3) See footnote (2) on previous page for information on Mr. Stokes' share ownership.
(4)  Held in Ms. Day's account in the ESOP.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors conducts its business through meetings of the Board and through its committees. During the fiscal year ended September 30, 2001, the Board of Directors held 12 meetings. No director of the Company attended fewer than 75% of the meetings of the Board of Directors and of the committees on which such Board member served during this period.

     The entire Board of Directors also serves as a Nominating Committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, as submitted in any form, it has not actively solicited recommendations from the Company's stockholders for nominees nor has it established any procedures for this purpose. The Board of Directors held one meeting in its capacity as the Nominating Committee to nominate the individuals named herein for election as directors at the Annual Meeting. Nominations for election as directors shall be made in accordance with the Company's Bylaws. Copies of the Company's Bylaws may be requested by a stockholder of record, by writing to the Secretary of the Company at the Company's executive office.

     Bank Directors Porter, Lett, Coleman and Woolfolk serve as a compensation committee, the function of which is to evaluate the qualifications and performance of the Bank's principal officers and employees to determine the compensation and benefits to be paid such individuals. The Committee met one time during the 2001 fiscal year.

     The Bank's Audit Committee consisting of directors Coleman, Porter and Woolfolk, and Bank directors Lett and Gardner, serves as the Company's Audit Committee. All of the members of the Audit Committee are "independent" as "independent" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The primary function of this committee is to review audit performance and evaluate policies and procedures relating to internal auditing functions and controls. These functions are performed through discussions with the Company's internal auditors and management as needed, and through discussions and meetings with the Company's independent auditors and management to review the audit report and related matters. The Board of Directors has not adopted a written charter for the Audit Committee. One meeting was held by the Audit Committee during the fiscal year ended September 30, 2001.


--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     COMPENSATION SUMMARY. The following table sets forth the cash and noncash compensation for the last three fiscal years awarded to or earned by the Chief Executive Officer for his services to the Company and its subsidiaries. Mr. Stokes was the only executive officer of the Company whose compensation earned during the year ended September 30, 2001, 2000 and 1999 exceeded $100,000 for services rendered in all capacities to the Company and the Bank.

                                        ANNUAL COMPENSATION
                                    ------------------------------------
NAME AND PRINCIPAL        FISCAL                            OTHER ANNUAL        ALL OTHER
   POSITION                YEAR     SALARY      BONUS       COMPENSATION       COMPENSATION
------------------        ------    ------      -----       ------------       ------------
Bunny Stokes, Jr.          2001    $ 131,354    $10,000      $      --          $   8,922 (1)
 Chief Executive Officer   2000      125,127      6,000             --             15,626
                           1999      116,916      6,000             --             15,290

--------------------
(1) Includes $4,610 representing the value of shares allocated to his account in the Bank's ESOP and $4,312 representing matching contributions by the Bank to Mr. Stokes' account in the Bank's 401(k) Plan.

     OPTION EXERCISES AND YEAR-END VALUE TABLE. The following table sets forth information concerning exercises of stock options by the Chief Executive Officer as well as the value of options held by the Chief Executive Officer. No options were granted to the Chief Executive Officer during fiscal year 2001.

                                                                   NUMBER OF                  VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                                              AT FISCAL YEAR-END               AT FISCAL YEAR-END
                        SHARES ACQUIRED        VALUE         --------------------             ---------------------
NAME                      ON EXERCISE      REALIZED (1)    EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
----                      -----------      ------------    -------------------------       -------------------------
Bunny Stokes, Jr.            8,000            $36,000                --/--                            $0/$0

---------------------
(1) Difference between fair market value of underlying securities at the date of exercise ($18.50 per share) and the exercise price ($14.00 per share).

     EMPLOYMENT AGREEMENT. The Bank has entered into an employment agreement with Bunny Stokes, Jr., President of the Bank. The agreement also provides for an annual extension of the term of employment for an additional one-year period beyond the then effective expiration date subject to Board of Directors approval of the extension, unless Mr. Stokes gives written notice that the agreement will not be extended further. The agreement provides that Mr. Stokes will be entitled to participate in discretionary bonuses, customary fringe benefits, vacation and sick leave and disability payments as provided for other management personnel. The agreement is terminated upon the death of the employee, by his voluntary termination, or by the Bank for "just cause" as defined in the agreement. If Mr. Stokes's employment is terminated without just cause, he would be entitled to a continuation of his salary for the remaining term of the agreement. Mr. Stokes' salary under the agreement at September 30, 2001 was $130,000.

     The employment agreement further provides that in the event of the involuntary termination of employment in connection with, or within six months after, any change in control of the Bank, or voluntary termination of employment in conjunction with, or within six months after, any change in control of the Bank which in either case has not been approved in advance by a two-thirds' vote of the full Board of Directors, Mr. Stokes will be paid within 30 days of such termination in one lump sum payment or, at his election, in periodic payments over the remaining term of the agreement, a sum equal to 2.99 times the average annual compensation he received during the five year period immediately prior to the date of change of control. "Control" generally refers to the acquisition by any person or entity of the ownership or power to vote more than 25% of the Bank's stock or the control of the election of a majority of the Bank's directors. The agreement also provides for a similar lump sum payment to be made in the event of his voluntary termination of employment following the occurrence of certain specified events following any change in control, whether approved by the Board of Directors or otherwise, including an assignment of duties and responsibilities other than those normally associated with his position, a diminishment of his authority or responsibility, failure to maintain benefit plans providing at least a comparable level of benefits presently afforded, requiring him to move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current main office. Such payment would, at this time, for example, be equal to $422,660 based upon Mr. Stokes' compensation during the past five years.


--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     During the fiscal year ended September 30, 2001, each director was paid directors' fees of $4,500 for the year. Additional fees of $250 per meeting were paid for attendance at committee meetings. The Company's executive officers who also serve as directors received no directors fees during fiscal year 2001, and as a policy do not receive directors fees.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     The Bank has followed the policy of offering loans to its officers, directors and employees for the financing of their personal residences. Applicable law requires that loans to directors, officers and 10% or greater stockholders and their affiliates must be approved by a disinterested majority of the board of directors if all such loans exceed the greater of 5% of capital and surplus, or $25,000. Such loans must also be made on terms substantially the same as offered in comparable transactions with non-affiliated persons. The Bank's loan policy complies with these requirements. During the year ended September 30, 2001, the Bank had no residential real estate loans or other loans outstanding to any officer or director with unpaid balances totaling in excess of $60,000.


--------------------------------------------------------------------------------
               PROPOSAL II -- APPROVAL OF THE CFS BANCSHARES, INC.
                      2001 STOCK OPTION AND INCENTIVE PLAN
--------------------------------------------------------------------------------

GENERAL

     The Board of Directors of the Company is seeking stockholder approval of the CFS Bancshares, Inc. 2001 Stock Option and Incentive Plan (the "Option Plan"). The Option Plan is attached hereto as Appendix A and should be consulted for additional information. Capitalized terms not otherwise deferred herein shall have the meaning given them in the Option Plan. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

     The purpose of the Option Plan is to advance the interests of the Company by providing select key employees and directors of the Bank, the Company and their Affiliates with the opportunity to acquire Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to directors, service providers and key employees of the Company or any Affiliate to promote the success of the business.

DESCRIPTION OF THE PLAN

     Effective Date. The Option Plan became effective on October 25, 2001 contingent upon its approval by the stockholders (the "Effective Date"). The Option Plan will remain in effect for ten years after the Effective Date unless earlier terminated by the Board of Directors.

     Administration. The Option Plan will be administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "non-employee directors" within the meaning of federal securities laws. The Committee will have the discretionary authority to select participants and grant awards, to determine the form and content of awards to be issued in the form of agreements under the Option Plan, to interpret the Option Plan, to prescribe, amend and rescind rules and regulations relating to the Option Plan and to make other determinations necessary or advisable for the administration of the Option Plan. All decisions, determinations and interpretations of the Committee shall be final and conclusive for all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the Option Plan. The Committee will initially consist of Directors Coleman, Porter and Woolfolk. In the absence of a duly appointed Committee, the Option Plan will be administered by the Board.

     Eligible Persons. Directors and employees of the Company and the Bank are eligible to receive stock options ("Options") under the Option Plan. As of the Record Date, the Company and its affiliates had 32 employees, three non-employee directors and three non-employee directors of the Bank eligible to participate in the Option Plan. Subject to stockholder approval of the Option Plan, each non-employee director of the Company and the Bank (including Dr. Gardner who has been nominated to the Company's Board) will receive Options for 700 shares as of the Effective Date, Mr. Stokes will receive options for 2,500 shares, all executive officers as a group will receive Options for 5,500 shares and all employees other than executive officers as a group will receive Options for 750 shares. The Committee will have the discretionary authority to grant Options to such employees as the Committee shall designate. Only the Board may grant Options to non-employee directors.

     Shares Available for Grants. The Option Plan reserves 13,922 shares of Common Stock for issuance upon the exercise of Options. Shares subject to Options may be (i) authorized but unissued shares, (ii) shares held in treasury, or (iii) shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the number and kind of shares reserved for issuance under the Option Plan, the number and kind of shares subject to outstanding Options and the exercise prices of such Options shall be proportionately adjusted. If Options should expire, become unexercisable or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Option Plan shall have been terminated, be available for the grant of additional Options under the Option Plan.

     Options. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or Options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than 100% of the fair market value of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant of an ISO, such exercise price may not be less than 110% of fair market value of the Optioned Shares the time the ISO is granted. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Shares with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all incentive stock option plans, as defined by Section 422 of the Internal Revenue Code, of the Company or any present or future affiliate of the Company) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs.

     Exercise of Options. Except as otherwise provided by the Committee in an Agreement, each Option shall be vested and exercisable with respect to 100% of Optioned Shares on the date of grant. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan), (ii) the date that is one year after an optionee terminates service for a reason other than just cause or death, or (iii) the date that is two years after an optionee's death.

     An optionee may exercise Options, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option with respect to a specified number of shares of Common Stock, and (ii) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock owned for more than six months, or a combination of cash and Common Stock owned for more than six months, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock owned for more than six months utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise. An Option may not be exercised for a fractional share.

     Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, shares of Common Stock shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

     Limits on  Transferability.  Optionees may transfer  their Options (but not
ISOs) to family members or trusts (specified in the Option Plan) under specified circumstances. Options may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In addition, Common Stock that is purchased upon the exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in an event as the Committee may specifically deem appropriate.

     Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Options, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from the Transaction. Any adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

     Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Options may be granted. The maximum term for an Option is 10 years from the date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Option then outstanding.

     Amendment and Termination of the Option Plan. The Board of Directors of the Company may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Options, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected optionee, alter or impair any rights or obligations under any Option previously granted.

     Financial Effects of Options. The Company will receive no monetary consideration for the granting of Options under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Option. The Company recognizes compensation cost as options vest based on the fair value of the options vested and records a credit to surplus in the same amount.

FEDERAL INCOME TAX CONSEQUENCES

     ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

     Non-ISOs. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

PROPOSED STOCK OPTION GRANTS

     Set forth below is certain information relating to all Options that have been granted to the specified individuals and groups of individual effective as of the Effective Date contingent upon stockholder approval of the Option Plan. The exercise price for each such Option will be $18.50 per share which was the fair market value of the Company's stock at the date of grant. All such Options will be subject to the terms and conditions described above.

                                                               NUMBER OF SHARES
     PARTICIPANT OR GROUP                                    SUBJECT TO OPTIONS
     --------------------                                    ------------------

     Bunny Stokes, Jr., President and Chief Executive Officer       2,500
     Cynthia N. Day, Executive Vice President                       2,000
     W. Kent McGriff, Executive Vice President                      1,000
     James W. Coleman, Director                                       700
     Rev. John T. Porter, Director                                    700
     Odessa Woolfolk, Director                                        700
     Ross E. Gardner, Nominee                                         700

     All executive officers as a group (3 persons)                  5,500

     All directors and nominees who are not
     executive officers as a group (4 persons)                      2,800

     All employees, including current officers who are not
     executive officers, as a group (2 persons)                       750


RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its shareholders. The Option Plan is contingent on stockholder approval and will not become effective unless approved by stockholders. The Board of Directors is also seeking stockholder approval of the Option Plan in order to comply with the requirements for favorable tax treatment of ISOs. Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE OPTION PLAN.

--------------------------------------------------------------------------------
                                NEW PLAN BENEFITS
--------------------------------------------------------------------------------

     The following table sets forth certain information regarding the benefits that will be received by the indicated persons and groups under the 2001 Stock Option and Incentive Plan.

                                                                      OPTION PLAN
                                                              --------------------------
                                                                DOLLAR           NUMBER
NAME AND POSITION                                             VALUE ($)(1)      OF UNITS
-----------------                                             ------------      --------
Bunny Stokes, Jr.                                             $      --           2,500
    President and Chief Executive Officer

All executive officers as a
   group (3 persons)                                                 --           3,500

All directors who are not executive
  officers as a group (3 persons)                                    --           2,100

All employees, including all current
  officers who are not executive officers,
  as a group (2 persons)                                             --             750

____________
(1) Based on the fair market value of the Common Stock on the date of grant less the exercise price. All Options were granted at an exercise price equal to the fair market value of the common stock on the date of grant.

--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     KPMG LLP, independent certified public accountants, was the Company's independent public accountants for the 2001 fiscal year. The Company has heretofore reached agreement with KPMG LLP to be its auditors for the 2002 fiscal year. A representative of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires, and will respond to any questions that stockholders may have.

     AUDIT FEES. During the fiscal year ended September 30, 2001, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended September 30, 2001 were $45,600.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During the fiscal year ended September 30, 2001, the Company did not retain KPMG LLP to provide advice to the Company regarding financial information systems design and implementation.

     ALL OTHER FEES. For the fiscal year ended September 30, 2001, the aggregate fees paid by the Company to KPMG LLP for all other services (other than audit services and financial information systems design and implementation services) were $17,901.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed under Statement of Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee received from KPMG LLP the written disclosures and the letter required to be delivered by KPMG LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has discussed with representatives of KPMG LLP their independence.

     The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

     Based on its review of the financial statements, its discussion with KPMG LLP regarding SAS 61, and the written materials provided by KPMG LLP under ISB Standard No. 1 and the related discussion with KPMG LLP of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended September 30, 2001, for filing with the Securities and Exchange Commission.

                                                  AUDIT COMMITTEE

                                                  JAMES W. COLEMAN
                                                  REV. JOHN T. PORTER
                                                  ODESSA A. WOOLFOLK
                                                  REV. CHARLES A. LETT
                                                  DR. ROSS E. GARDNER

--------------------------------------------------------------------------------
                          BENEFICIAL OWNERSHIP REPORTS
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's directors and officers, and persons who own more than ten percent of the Common Stock, are required to file reports to report their ownership and changes in ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year, the Company believes that all of its directors, officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements except for Mr. McGriff who filed one Form 4 three days late.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

     The Company's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED

WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CFS BANCSHARES, INC., 1700 THIRD AVENUE NORTH, BIRMINGHAM, ALABAMA 35203.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1700 Third Avenue North, Birmingham, Alabama 35203, no later than August 23, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Secretary of the Company at the address given in the preceding paragraph not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ W. Kent McGriff

                                     W. KENT MCGRIFF
                                     SECRETARY

Birmingham, Alabama
December 21, 2001

                                                                      APPENDIX A

                              CFS BANCSHARES, INC.
                            _________________________

                      2001 STOCK OPTION AND INCENTIVE PLAN
                            _________________________


     1. PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Company, the Bank, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2. DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a)  "AFFILIATE"  shall  mean  any  "parent   corporation"  or  "subsidiary
corporation"  of the  Company,  as such terms are defined in Section  424(e) and
(f), respectively, of the Code.

     (b) "AGREEMENT" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "BANK" shall mean Citizens Federal Savings Bank.

     (d) "BOARD" shall mean the Board of Directors of the Company.

     (e) "CHANGE IN CONTROL" shall mean: (1) the acquisition by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), of (i) ownership, control, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (ii) the ability to control the election of a majority of the Bank's or the Company's directors, or (iii) the ability to exercise a controlling influence over the management or policies of the Bank or the Company (provided that, for purposes of clause (1) hereof, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control"); or (2) during any period of two consecutive years, the individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

     (f) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "COMMITTEE" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

     (h) "COMMON STOCK" shall mean the common stock, $.01 par value, of the Company.

     (i) "COMPANY" shall mean CFS Bancshares, Inc.

     (j) "CONTINUOUS SERVICE" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (k) "DIRECTOR" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (l) "DISABILITY" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (m) "EFFECTIVE DATE" shall mean the date specified in Paragraph 13 hereof.

     (n) "EMPLOYEE" shall mean any person who receives compensation, from the Company or an Affiliate, that is reportable to the Internal Revenue Service on Form W-2 (or a successor to that form).

     (o) "EXERCISE PRICE" shall mean the price per Optioned Share at which an Option may be exercised.

     (p) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (q) "MARKET VALUE" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (r) "NON-EMPLOYEE DIRECTOR" shall have the meaning provided in Rule 16b-3.

     (s) "NON-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (t) "OPTION" means an ISO and/or a Non-ISO.

     (u) "OPTIONED SHARES" shall mean Shares subject to an Option granted pursuant to this Plan.

     (v) "PARTICIPANT" shall mean any person who receives an Option pursuant to the Plan.

     (w) "PLAN" shall mean this CFS Bancshares, Inc. 2001 Stock Option and Incentive Plan.

     (x) "RULE 16B-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (y) "SHARE" shall mean one share of Common Stock.

     (z) "YEAR OF SERVICE" shall mean a full twelve-month period, measured from the grant date of an Option and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3. TERM OF THE PLAN AND OPTIONS.

     (a) TERM OF THE PLAN. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 15 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

     (b) TERM OF OPTIONS. The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4. SHARES SUBJECT TO THE PLAN.

     Except as otherwise required under Paragraph 10, the aggregate number of Shares deliverable pursuant to Options shall not exceed 13,922 Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Options should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Options under the Plan.

     5. ADMINISTRATION OF THE PLAN.

     (a) COMPOSITION OF THE COMMITTEE. The Plan shall be administered by the Committee, which shall consist of at least two Non-Employee Directors appointed by the Board. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

     (b) POWERS OF THE COMMITTEE. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Options, (ii) to determine the form and content of Options to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) AGREEMENT. Each Option shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option,
(ii) the number of Shares  subject to, and the  expiration  date of, the Option,
(iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Option, and (iv) the restrictions, if any, to be placed upon such Option, or upon Shares which may be issued upon exercise of such Option. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Options.

     (d) EFFECT OF THE COMMITTEE'S DECISIONS. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) INDEMNIFICATION. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Option, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6. GRANT OF OPTIONS.

     (a) GENERAL RULE. Employees and Directors shall be eligible to receive options. The Committee shall have the discretion to make discretionary grants of Options to Employees. Only the Board may make grants of options to Non-Employee Directors.

     (b) AUTOMATIC GRANTS. On the Effective Date, each Non-Employee Director of the Company and the Bank shall receive Non-ISOs to purchase 700 shares each and each Employee listed below shall receive ISOs (except for Mr. Stokes who will receive Non-ISOs) to purchase the number of shares next to their name:

             Optionee                         Number of Shares
             --------                         ----------------
             Bunny Stokes, Jr.                    2,500
             Cynthia D. Nalls                     2,000
             W. Kent McGriff                      1,000
             Altheria Wilder                        500
             Tawanda Heard                          250

     Options granted on the Effective Date shall: (i) subject to Section 7(a) hereof, have an Exercise Price equal to the Market Value per share on the Effective Date; (ii) subject to paragraph 3(b) hereof, have a term of ten years; and (iii) become exercisable in accordance with the general rule set forth in Paragraph 8 hereof.

     (c) SPECIAL RULES FOR ISOS. Options granted pursuant to the Plan shall not be ISOs unless the Plan is approved by the Company's stockholders within 12 months after the Effective Date. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Non-ISOs.

     (d) RELOAD GRANTS. In any Agreement or in a formal or informal program, the Committee may establish terms and conditions under which an Option will be granted upon the exercise of an Option or stock option granted under another Company plan; provided that the Exercise Price for the new Option shall equal the Market Value of the underlying Shares on that date.

     7. EXERCISE PRICE FOR OPTIONS.

     (a) LIMITS ON COMMITTEE DISCRETION. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price for such ISO shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) STANDARDS FOR DETERMINING EXERCISE PRICE. If the Common Stock is listed on a national securities exchange (including the Nasdaq National Market) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8. Exercise of Options.

     (a) GENERALLY. Unless the Committee specifically provides vesting requirement in an Agreement granting an Option, each Option grant shall be vested immediately and exercisable on the date of the grant. An Option may not be exercised for a fractional Share.

     (b) PROCEDURE FOR EXERCISE. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by
(1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock owned for more than six months, or a combination of cash and Common Stock owned for more than six months, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise.

     (c) PERIOD OF EXERCISABILITY. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee or Director and has maintained Continuous Service from the date of the grant of the Option, or within 90 days after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Participant's Continuous Service terminates by reason of -

                 (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

                (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his or her death, such Option of the deceased Participant may be exercised within two years from the date of his or her death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution; or

                (3) Disability, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his or her Disability, such Option may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the Option would otherwise expire.

     (d) EFFECT OF THE COMMITTEE'S DECISIONS. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (e) MANDATORY SIX-MONTH HOLDING PERIOD. Notwithstanding any other provision of this Plan to the contrary, Common Stock that is purchased upon exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in the event of the Participant's death or Disability, or such other event as the Board may specifically deem appropriate.

     9. CHANGE IN CONTROL

     Notwithstanding the provisions of any Option which provides for its exercise or vesting in installments, all Options shall be immediately exercisable and fully vested upon a Change in Control. At the time of a Change in Control, each Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for cancellation of such Options by the Participant.

     10. EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

     (a) RECAPITALIZATIONS; STOCK SPLITS, ETC. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Options, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) TRANSACTIONS IN WHICH THE COMPANY IS NOT THE SURVIVING ENTITY. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Options, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (c) SPECIAL RULE FOR ISOS.  Any adjustment  made pursuant to  subparagraphs
(a) or (b) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) CONDITIONS AND RESTRICTIONS ON NEW, ADDITIONAL, OR DIFFERENT SHARES OR SECURITIES. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Option before the adjustment was made.

     (e) OTHER ISSUANCES. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Options or reserved for issuance under the Plan.

     11. NON-TRANSFERABILITY OF OPTIONS.

     Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Options may transfer such Options (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Options pursuant to this Paragraph. Options which are transferred pursuant to this Paragraph shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     12. TIME OF GRANTING OPTIONS.

         The date of grant of an Option shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Option, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

     13. EFFECTIVE DATE.

     The Plan shall become effective on October 25, 2001 provided that the effectiveness of the Plan and any Options granted pursuant to the Plan shall be contingent in all respects upon approval of the Plan by the favorable vote of a majority of the votes at a duly called meeting of the Company's stockholders.

     14. MODIFICATION OF OPTIONS.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

     15. AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of this Plan and, with respect to any Shares at the time not subject to Options, suspend or terminate this Plan. No amendment, suspension or termination of this Plan shall, without the consent of any affected holders of an Option, alter or impair any rights or obligations under any Option theretofore granted.

     16. CONDITIONS UPON ISSUANCE OF SHARES.

     (a) COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) SPECIAL CIRCUMSTANCES. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) COMMITTEE DISCRETION. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, or to establish repurchase rights, or to pay an Optionee the in-the-money value of his Option in consideration for its cancellation, or all of these restrictions.

     17. RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     18. WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     19. NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. Except to the extent provided in Paragraph 6(a), no Employee or Director shall have a right to be granted an Option or, having received an Option, the right to again be granted an Option. However, an Employee or Director who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options.

     20. GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of Alabama, except to the extent that federal law and the Delaware General Corporation Law shall be deemed to apply.

/X/ PLEASE MARK VOTES                       REVOCABLE PROXY
      AS IN THIS EXAMPLE                    CFS BANCSHARES, INC.

                ANNUAL MEETING OF STOCKHOLDERS                                                              WITH-   FOR ALL
                       JANUARY 24, 2002                         1. The election as directors of all   FOR   HOLD    EXCEPT
                                                                   nominees listed (except as
                                                                   marked to the contrary below):     [ ]   [ ]      [ ]
The undersigned hereby appoints those persons who constitute
the Board of Directors of CFS Bancshares, Inc. as listed in        Bunny Stokes, Jr.
the Proxy Statement dated December 21, 2001, with full powers      Dr. Ross E. Gardner
of substitution, to act as proxies for the undersigned, to         Cynthia N. Day
vote all shares of common stock of CFS Bancshares, Inc. (the
"Company") which the undersigned is entitled to vote at the
annual meeting of stockholders (the "Annual Meeting"), to be       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
held adjacent to the Company's offices in the second floor         LISTED NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT
auditorium at 300 18th Street North, Birmingham, Alabama, on       NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
Thursday, January 24, 2002 at 2:00 p.m., and at any and all
adjournments thereof, as follows:                                  _______________________________________________

                                                                                                      FOR  AGAINST  ABSTAIN
                                                                2. The approval of the CFS
                                                                   Bancshares, Inc. 2001 Stock
                                                                   Option and Incentive Plan.         [ ]    [ ]      [ ]

                                                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                                                                NOMINEES AND "FOR" THE PROPOSAL LISTED ABOVE.

                                                                THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
                                                                ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED
                                                                NOMINEES AND FOR THE PROPOSITION STATED. IF ANY OTHER
                                                                BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL
                                                                BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH
                                                                THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF
                                                                DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE
                                                                ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY
                                                                ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION
                                                                OF ANY PERSON AS DIRECTOR WHERE A NOMINEE IS UNABLE TO SERVE
                                                                OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE
                                                                CONDUCT OF THE ANNUAL MEETING.

                                                                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
                                     --------------------------
   Please be sure to sign and date   |  Date                   |
   this Proxy in the box below       |                         |
---------------------------------------------------------------
| Shareholder sign above.       Co-holder (if any) sign above. |
---------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                          ^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^
                                                      CFS BANCSHARES, INC.
-------------------------------------------------------------------------------------------------------------------------------

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement therefor and an annual report to shareholders.
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                                    PLEASE ACT PROMPTLY
                                           SIGN, DATE AND MAIL YOUR PROXY TODAY
